Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Liabilities Disclosure [Abstract]
Professional fees		$ 108	$ 142
Research and development costs		256	93
Payroll related costs		403	309
Total accrued expenses and other current liabilities	$ 913	$ 767	$ 544